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                                                                   EXHIBIT 10.30

                          FIRST SUPPLEMENTAL INDENTURE


     FIRST SUPPLEMENTAL INDENTURE (this "FIRST SUPPLEMENTAL INDENTURE"), dated as of November 12, 2001 among UbiquiTel Operating Company (or its permitted successor), a Delaware corporation (the "COMPANY"), UVMS I, Inc., UVMS II, Inc., UVMS III, Inc., UVMS IV, Inc., UVMS V, Inc., UVMS VI, Inc., each a California corporation and a wholly-owned subsidiary of the Company (collectively, the "UVMS SUBS"), Central Valley Cellular, Inc., a California corporation and an indirect wholly-owned subsidiary of the Company ("CVC"), VIA Wireless, LLC, a California limited liability company and an indirect wholly-owned subsidiary of the Company ("VIA"), VIA Building, LLC, a Nevada limited liability company and an indirect wholly-owned subsidiary of the Company ("VIA BUILDING"), and American Stock Transfer & Trust Company, as trustee under the indenture referred to below (the "TRUSTEE"). The UVMS Subs, CVC, VIA and VIA Building are each individually referred to herein as an "ADDITIONAL GUARANTOR" and are referred to collectively as the "ADDITIONAL GUARANTORS."

                                   WITNESSETH

     WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture (the "Indenture"), dated as of April 11, 2000 providing for the issuance of an aggregate principal amount of up to $300 million of 14% Senior Subordinated Discount Notes due 2010 (the "NOTES");

     WHEREAS, the Indenture provides that under certain circumstances the Additional Guarantors shall execute and deliver to the Trustee a supplemental indenture pursuant to which each Additional Guarantor shall unconditionally guarantee all of the Company's Obligations under the Notes and the Indenture on the terms and conditions set forth herein (the "NOTE GUARANTEE");

     WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture; and

     WHEREAS, the Indenture may be supplemented pursuant to Section 9.01 thereof without the consent of the Holders of the Notes for the purpose of allowing each Additional Guarantor to become a Guarantor of the obligations of the Company and those of each other Guarantor under the Indenture and the Notes.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, each Additional Guarantor and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

     1. CAPITALIZED TERMS. Capitalized Terms used herein without definition shall have the meanings assigned to them in the Indenture.

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     2.   AGREEMENT TO GUARANTEE. Subject to and to the extent of Article 12 of the Indenture, each Additional Guarantor hereby agrees as follows:

          a. Along with all Guarantors, to jointly and severally Guarantee to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of the Indenture, the Notes or the Obligations of the Company hereunder or thereunder, that:

               (i) the principal of, premium, if any, and interest and Liquidated Damages, if any, on the Notes shall be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of to the extent and interest and Liquidation Damages, if any, on the Notes to the extent lawful, and all other Obligations of the Company to the Holders or the Trustee hereunder or under the Indenture shall be promptly paid in full or performed, all in accordance with the terms hereof and under the Indenture; and

               (ii) in case of any extension of time of payment or renewal of any Notes or any of such other Obligations, that same shall be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Guarantors shall be jointly and severally obligated to pay the same immediately.

          b. The obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Notes or the Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Notes with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

          c. The following is hereby waived: diligence presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever.

          d. This Note Guarantee shall not be discharged except by complete performance of the obligations contained in the Notes and the Indenture.


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          e.   If any Holder or the Trustee is required by any court or
               otherwise to return to the Company, the Guarantors, or any Custodian, Trustee, liquidator or other similar official acting in relation to either the Company or the Guarantors, any amount paid by either to the Trustee or such Holder, this Note Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect.

          f. The Guarantors shall not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby.

          g. As between the Guarantors, on the one hand, the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 6 of the Indenture for the purposes of this Note Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such obligations as provided in Article 6 of the Indenture, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantors for the purpose of this Note Guarantee.

          h. The Guarantors shall have the right to seek contribution from a non-paying Guarantor so long as the exercise of such right does not impair the rights of the Holders under the Note Guarantee.

          i. Notwithstanding the foregoing, in the event that this Note Guarantee would constitute or result in a violation of any applicable fraudulent conveyance or similar law of any relevant jurisdiction, the liability of each Additional Guarantor under this First Supplemental Indenture and its respective Note Guarantee shall be reduced to the maximum amount permissible under such fraudulent conveyance or similar law.

          j. Notwithstanding anything herein to the contrary, all obligations of the Additional Guarantors hereunder shall be subordinated to the prior payment of Senior Indebtedness to the same extent that the Notes are subordinated pursuant to Article 11 of the Indenture.

     3. EXECUTION AND DELIVERY. Each Additional Guarantor agrees that the Guarantees shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Note Guarantee.


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     4.   NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, incorporator, stockholder or agent of the Additional Guarantors, as such, shall have any liability for any obligations of the Company or any Guarantor under the Notes, any Note Guarantees, the Indenture or this First Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the SEC that such a waiver is against public policy.

     5. NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS FIRST SUPPLEMENTAL INDENTURE BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

     6. COUNTERPARTS. The parties may sign any number of copies of this First Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

     7. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

     8. RATIFICATION. This First Supplemental Indenture is executed pursuant to Section 9.01 of the Indenture, and the terms and conditions hereof shall be and shall be deemed to be part of the terms and conditions of the Indenture for any and all purposes. The Indenture, as supplemented by this First Supplemental Indenture, is in all respects hereby adopted, ratified and confirmed by the parties hereto.

     9. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this First Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Additional Guarantors and the Company.



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     IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental
Indenture to be duly executed and attested, all as of the date first above written.


                                  THE COMPANY

                                  UbiquiTel Operating Company


                                  By: /s/
                                     -------------------------------------------
                                  Name:  Donald A. Harris
                                  Title: President and CEO

                                  ADDITIONAL GUARANTORS:

                                  UVMS I, Inc.


                                  By: /s/
                                      ------------------------------------------
                                  Name:  Donald A. Harris
                                  Title: President and CEO

                                  UVMS II, Inc.


                                  By: /s/
                                      ------------------------------------------
                                  Name:  Donald A. Harris
                                  Title: President and CEO

                                  UVMS III, Inc.


                                  By: /s/
                                      ------------------------------------------
                                  Name:  Donald A. Harris
                                  Title: President and CEO

                                  UVMS IV, Inc.


                                  By: /s/
                                      ---------
                                  Name:  Donald A. Harris
                                  Title: President and CEO


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                                  UVMS V, Inc.


                                  By: /s/
                                      ------------------------------------------
                                  Name:  Donald A. Harris
                                  Title: President and CEO

                                  UVMS VI, Inc.


                                  By: /s/
                                      ------------------------------------------
                                  Name:  Donald A. Harris
                                  Title: President and CEO

                                  Central Valley Cellular, Inc.


                                  By: /s/
                                      ------------------------------------------
                                  Name:  Donald A. Harris
                                  Title: President and CEO

                                  VIA Wireless, LLC


                                  By: /s/
                                      ------------------------------------------
                                  Name:  Donald A. Harris
                                  Title: President and CEO

                                  VIA Building, LLC


                                  By: /s/
                                      ------------------------------------------
                                  Name:  Donald A. Harris
                                  Title: President and CEO

                                  AMERICAN STOCK TRANSFER &
                                   TRUST COMPANY, AS TRUSTEE


                                  By: /s/
                                      ------------------------------------------
                                  Name:  Herbert J. Lemmer
                                  Title: Vice President

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